SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): MAY 6, 2003

ATARI, INC.

(Exact name of registrant as specified in charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

Commission File Number: 0-27338

13-3689915

(I.R.S. employer identification no.)

417 FIFTH AVENUE
NEW YORK, NEW YORK 10016

(Address of principal executive offices, including zip code)

(212) 726-6500

(Registrant’s telephone number, including area code)

INFOGRAMES, INC.

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
PRESS RELEASE

ITEM 5. OTHER EVENTS.

     On May 6, 2003, Infogrames, Inc. changed its name to “Atari, Inc.” The new NASDAQ ticker symbol of Atari, Inc. is “ATAR”.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibit. The following exhibit is filed as a part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

ATARI, INC.

By:	/s/ David Fremed

David Fremed, Senior Vice President, Chief Financial Officer

Date: May 8, 2003

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